                       NOTICE OF GUARANTEED DELIVERY FOR

                               INVIVO CORPORATION

         OFFER TO PURCHASE FOR CASH 650,000 SHARES OF ITS COMMON STOCK
                    AT A PURCHASE PRICE OF $15.00 PER SHARE

     As set forth in Section 3 of the Offer to Purchase, dated January 13, 2003, this Notice of Guaranteed Delivery, or a facsimile hereof, may be used to accept the offer if:

     (a) certificates representing shares of common stock, $0.01 par value per share, of Invivo Corporation, a Delaware corporation ("Invivo"), are not immediately available or cannot be delivered to the Depositary by the "expiration date" (as defined in Section 1 of the Offer to Purchase) of the offer; or

     (b) the procedure for book-entry transfer cannot be completed by the expiration date of the offer; or

     (c) the other required documents cannot be delivered to the Depositary by the expiration date of the offer.

     This form, properly completed and duly executed, may be delivered by hand or transmitted by telegram, facsimile transmission, overnight courier or mail to the Depositary so that it is received by the Depositary before the expiration date. See Section 3 of the Offer to Purchase.

                        The Depositary for the offer is:

                        U.S. STOCK TRANSFER CORPORATION

         By Registered or Certified Mail,                       By Facsimile Transmission:
            Hand or Overnight Courier:                       (For Eligible Institutions Only)
          U.S. Stock Transfer Corporation                             (818) 502-0674
       Attention: Reorganization Department
                1745 Gardena Avenue                               For Confirmation Call:
                Glendale, CA 91204                                    (800) 835-8778

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY OR TRANSMISSION OF A FACSIMILE OF THE NOTICE OF GUARANTEED DELIVERY TO A DIFFERENT FACSIMILE NUMBER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO INVIVO CORPORATION WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" (AS DEFINED IN SECTION 3 OF THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

U.S. Stock Transfer Corporation:

     The undersigned hereby tenders to Invivo the shares described below at a price of $15.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Invivo's Offer to Purchase, dated January 13, 2003, and the related Letter of Transmittal, which together, as they may be amended and supplemented from time to time, constitute the offer, receipt of which is hereby acknowledged.

     THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

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                          (NUMBER OF SHARES TENDERED)

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              (CERTIFICATE NUMBERS (IF AVAILABLE AND APPLICABLE))

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    (IF SHARES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, THE ACCOUNT NUMBER)

                                   SIGN HERE:

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                           (AUTHORIZED SIGNATURE(S))

Dated: ------------------------ , 2003

Name(s) of Record Holder(s):
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                                 (PLEASE PRINT)

Capacity (full title):
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                                (IF APPLICABLE)

Address:
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                              (INCLUDING ZIP CODE)

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              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(Area Code) Telephone Number:
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The Undersigned, a Bank, Broker, Dealer, Credit Union, Savings Association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a Bank, Broker, Dealer, Credit Union, Savings Association or other entity which is an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each of the foregoing constituting an "Eligible Guarantor Institution," guarantees the delivery to the depositary of the shares tendered hereby, in proper form for transfer, or a confirmation that the shares tendered hereby have been delivered under the procedure for book-entry transfer set forth in the Offer to Purchase into the Depositary's Account at the Book-Entry Transfer Facility, together with a properly completed and duly executed letter of transmittal, or a manually signed facsimile thereof, and any other required documents, all within three Nasdaq National Market Trading Days of the date hereof.

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                             (AUTHORIZED SIGNATURE)

Dated: ------------------------ , 2003

Name(s):
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                                 (PLEASE PRINT)

Title:
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Name of Firm:
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Address:
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                              (INCLUDING ZIP CODE)

(Area Code) Telephone Number:
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    DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3